IKON
Second Quarter, Fiscal 2005
Preliminary Earnings Release
April 28, 2005

Matthew J. Espe, Chairman & CEO

Robert F. Woods, Sr. Vice President & CFO

Dan Murphy, VP of Investor Relations

Document Efficiency At Work.

Important notice: This information is preliminary. Please see slide 3.

Investment
Considerations

The following presentation includes information about IKON’s financial and business goals and strategies which constitutes forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements relating to: our press release issued on April 21, 2005 and our Form 8-K filed with the SEC on April 28, 2005; expected third and fourth quarters and full year Fiscal
2005 results; growth in targeted revenue streams; estimated remaining charges relating to our restructuring actions announced on March 1, 2005; a proposed sale of certain operations in France; the run-off of our retained U.S. lease portfolio; our ability to repay debt; and our ability to execute strategic initiatives, long-term growth objectives and operational efficiency. Such forward-looking statements reflect the current views of IKON with respect to future events and are subject to certain risks, uncertainties and assumptions that could affect IKON’s current plans, anticipated actions, and future results as described in IKON’s filings with the Securities and Exchange Commission.

In this presentation, we will comment on certain non-GAAP financial measures.  A reconciliation of these non-GAAP financial measures to GAAP can be found within the
Investor Relations section of www.IKON.com.

Important Notice

On April 21, 2005, IKON announced that it is conducting a review of its billing controls and reserve practices for trade accounts receivable. This review is not yet complete. In addition, IKON filed a Form 8-K today to report that, based on preliminary data
currently available, the Audit Committee of its Board of Directors concluded on April 26, 2005 that the Company will be required to restate its previously issued results for one or more periods.  A summary of these announcements is included on slide 5 of this presentation.

Certain numbers presented on the following charts are based on preliminary data and may change as a result of the completion of this review.  The specific changes will not be known until the review is completed.

IKON 2Q Earnings Call

Matthew J. Espe, Chairman and CEO

Billing and Trade A/R Review

2nd Quarter Overview

Strategic Update

Revenue Trends

Fiscal 2005 Expectations

Review of Billing Controls and
A/R Reserve Practices

Announced on April 21, 2005

Conducted an analysis of aged trade accounts receivable

Also performing Sarbanes-Oxley work

Identified deficiencies in processes and timeliness by which we issue and adjust certain invoices

Causes appear to be:

Centralization of billing centers

Migration to a new billing platform

Based on preliminary data, the estimated overstatement of A/R is $45 million,

    but may change.

Limited to components of U.S. trade A/R totaling $372 million as of March 31,

    2005

Likely represents a cumulative effect over multiple periods

Identity of and impact on prior periods to be determined consistent with

    Audit Committee’s conclusion on April 26, 2005

Charge or reduction in revenue is non-cash

Work plan completed; work underway

Goal is May 10, 2005 10-Q filing date, but we anticipate delaying that filing

We are moving with all required speed, but emphasis is on getting the work done right.

Important notice: This information is preliminary. Please see slide 3.

2Q 2005 Recap

Diluted Earnings Per
Share

EPS from continuing
operations of $.08

EPS includes charges for
actions announced
3/1/2005, and other
actions

EPS from continuing
operations, excluding the
above charges, is
estimated at $.15

Loss from discontinued
operations of $.06

Revenue down 6%;
Targeted revenue up 1%

Net Sales up 2% y/y

Services down 2% y/y

Finance down 72% y/y

Strong cash flow from
operations - $95 million

$333 million of
unrestricted cash at end
of 2Q05

Purchased $45 million of
convertible debt

Purchased $12 million of
shares

Paid $6 million in
dividends

Note: See slide 8 for details on targeted revenue

Note: Numbers above reflect no impact
from the review announced on 4/21/2005

Note: Numbers above reflect no impact
from the review announced on 4/21/2005

Earnings Per Share

Total Revenue

Cash Performance

Note: Numbers above will not be impacted
by the review announced on 4/21/2005

IKON Document Efficiency At Work.℠

<u>Important notice</u>: This information is preliminary. Please see slide 3.

Operational Platform

New SVP Operations

Improving OI

Reduced headcount

Exited unprofitable

      businesses

Closed unprofitable

      locations

Identified and
Addressing Billing
and Trade Accounts
Receivable Issue

Enterprise Services

On-site revenue up 6%

33 net new contracts

$12 million in incremental
annualized revenue

Off-site structured to
improve results – down
year to year

Professional Services
revenue up 7% - margins
improving

Europe

Revenue up 5%

Good momentum

Integrated Selling Model

Model 100% launched
across North America

276 new integrated
account execs

New VP of middle
markets

National Accounts

13 new contract wins

Anheuser-Busch

Color Growth

Revenue up 8%

Launch of IKON CPP500

2005 Strategic Priorities

Operational
Leverage

Core

Growth

Related

Expansion

Revenue Growth and Mix (Note: not in financial reporting format)	FY04	Revenue Mix %	1Q05	2Q05	Revenue Mix %
Total Targeted Revenue	2%	93%	3%	1%	97%
Total Revenue	-1%	100%	-4%	-6%	100%
Foreign currency translation	1.8%		1.5%	0.8%	

Important notice: This information is preliminary. Please see slide 3.

Revenue Trends

Revenues of $1.1 billion, down 6% yr-yr

Targeted revenues up 1% – represent 97% of mix

*   Excludes North American leasing and de-emphasized Technology Hardware

*

FY04	1Q05	2Q05
Equipment growth	2.7%	3.5%	5.3%
Equipment growth, ex. leasing		-5.6%	-3.2%
U.S. Mix Shift (% of revenues)			
B&W segment 1-4	58%	57%	58%
B&W segment 5-6	19%	17%	17%
Color	23%	26%	25%
	100%	100%	100%

Important notice: This information is preliminary. Please see slide 3.

Equipment Revenue Trends

5.3% y/y growth from 2Q FY04, -3.2%

   excluding leasing

10% sequential equipment growth

8% y/y growth in color worldwide

Strong y/y performance in Europe offset by weakness in N. America

U.S. equipment y/y trends:

5% decline in office black & white

10% decline in production black & white

Placements up 2%

Total ASPs down 5% (including mix impact)

IKON Document Efficiency At Work.℠

Important notice: This information is preliminary. Please see slide 3.

Services

Revenue down 2% y/y

Total Copy Volume Up

Color Volume Up

Production B&W Up

Office B&W Down

Billing and Trade Accounts
Receivable issue primarily impacts
Services

Update on Services Revenue pending
completion of our review

Total Revenue

<u>Important notice</u>: This information is preliminary. Please see slide 3.

Financial Review

Financial Results

Restructuring Actions

Balance Sheet and Cash Performance

Robert F. Woods, Sr. Vice President & CFO

IKON Document Efficiency At Work.

(In millions, except per share data)	Three Months Ended March 31, 2005 Current View		Adjustments		Adjusted View	
Revenues	$ 1,102				$ 1,102	
Costs and expenses	1,061		(3)	(a)	1,058	
Net gain on divestiture of businesses	(2)		2	(b)	-	
Restructuring	12		(12)	(c)	-	
Operating income	31				44	
Loss from early extinguishment of debt	2		(2)	(d)	-	
Interest expense, net	10				10	
Income before taxes	19				34	
Taxes on income	7		4		11	
Income from continuing operations	**12**				**23**	
Weighted Avg. Shares O/S, diluted	142.5	(f)			160.5	(g)
Diluted EPS - Continuing Operations	**$ 0.08**	(f)			**$ 0.15**	(g)
Net loss from discontinued operations	$ (9)		6	(e)	$ (3)	
Diluted EPS - Discontinued Operations	$ (0.06)	(f)			$ (0.02)	(g)

(a) Includes $2.2 of real estate charges and $0.3 of charges related to the consolidation of our LDS business.
(b) Includes $6.7 loss on sale of substantially all operations in Mexico, $1.1 gain on sale of of certain technology business, and $7.5 gain from a final reconciliation with GE related to the sale of our U.S. leasing business.
(c) Includes restructuring and asset impairment charges for field and corporate staff and for the consolidation of our LDS business of $9.2 and $2.5, respectively.
(d) Loss on purchase of a portion of outstanding 5% convertible debt due May 2007.
(e) Charges related to the closure of our BDS business.
(f) The calculation of GAAP diluted EPS excludes the dilution from convertible notes because the impact is antidilutive.
(g) Assumes the conversion of convertible notes resulting in approximately 18.0M shares and a net income add-back of $2.0, representing interest expense, net of taxes, associated with such convertible notes.

Important notice: This information is preliminary. Please see slide 3.

2nd Qtr. FY05 P&L
(condensed)

IKON Document Efficiency At Work.℠

Action	Announced Pretax Charge	Severance-Related H/C Reductions	2Q05 Pretax Charges**	Estimated Remaining Pretax Charge
Downsize LDS	$3 - 4M	208	$3	
Field Organization	$11 - 12M	395	$9	
Sale of Mexico*	$6 - 8M	300	$7	
Total	$20 - 24M	903	$19	
Exit BDS	$18 - 28M	227	$10	$2
Total	$38 - 52M	1,130	$29	$2
Total headcount reductions 12/31-3/31		1,779		

* Sale of substantially all operations in Mexico

** 2Q05 charges include severance costs for employees to be terminated in 2H05

▪

<u>Important notice</u>: This information is preliminary. Please see slide 3.

2Q05 Actions

2Q05 Headcount reduction of 1,779 vs. 1,500 estimated from actions

2Q FY04 %	% of mix	1Q FY05 %	% of mix	2Q FY05 %	% of mix
Net Sales	**28.6%**	31.5%	**28.4%**	33.4%	**28.0%**	35.6%
Services	**40.6%**	54.0%	**40.3%**	60.7%	**40.2%**	59.2%
Finance	**65.1%**	14.5%	**74.4%**	5.9%	**74.7%**	5.2%
Total GP	**37.7%**	100.0%	**36.2%**	100.0%	**35.6%**	100.0%

Important notice: This information is preliminary. Please see slide 3.

Gross Profit

Yr-Yr

Total GP % impacted by leasing transition

Net Sales margins decline due to lower supplies margins

Services margins down 0.4 points

Document Efficiency
At Work.℠

<u>Important notice</u>: This information is preliminary. Please see slide 3.

Selling & Administrative

Yr-Yr

Year-to-year improvement of $27.2 million primarily driven by impact of:

Leasing: ($18.5 million)

Headcount reductions, net of ISM investment: ($6.5 million)

Foreign currency: $2.3 million

Real estate charges: $2.2 million

Total expense to revenue ratio improves 50 basis points

% of

% of

% of

2Q FY04

revenue

1Q FY05

revenue

2Q FY05

revenue

Total S&A

378.3

$

32.3%

352.8

$

32.5%

351.1

$

31.8%

IKON Document Efficiency At Work.℠

Consolidated Statement of Cash Flows *(in millions)* (unaudited and condensed format)	1Q05	2Q05	1H05
Cash Flows (Used in) Provided by Operating Activities	$ (92)	$ 95	$ 3
Net Cash Provided by Investing Activities	88	93	181
Net Cash Used in Financing Activities	(184)	(145)	(329)
Effect of exchange rate changes on cash and cash equivalents	7	(2)	5
Net (decrease) increase in cash and cash equivalents	(181)	41	(140)
Cash and cash equivalents at beginning of period/year	473	292	473
Cash and cash equivalents at end of period	$ 292	$ 333	$ 333

FY05 Select Assumptions	FY05
Cash Flows (Used in) Provided by Operating Activities	($25) to $25
Expenditures for property & equip. and operating leases, net	~ (90)

Important notice: This information is preliminary. Please see slide 3.

Cash Flow

Document Efficiency At Work.℠

Important notice: This information is preliminary. Please see slide 3.

Balance Sheet

* Pending our review, to be split between taxes and equity

IKON Consolidated Balance Sheet

Unaudited, Condensed Format, Non-GAAP

(in millions)

Assets

4Q FY04

1Q FY05

2Q FY05

Cash and cash equivalents

473

$

292

$

333

$

Restricted cash

27

27

24

Accounts receivable, less allowances

773

787

710

  Less:  impact of announced estimated accounts receivable reduction

TBD

TBD

(45)

Adjusted accounts receivable

773

787

665

Finance receivables, less allowances

1,211

1,117

996

Inventories

233

290

217

Prepaids, Other Current Assets, Deferred Taxes

121

112

105

PP&E, net, including equipment on operating leases

243

248

244

Goodwill, net and Other Assets and Unsold Residual

1,457

1,495

1,455

Assets held for sale

-

-

30

Total Assets

4,538

$

4,368

$

4,069

$

Liabilities and Shareholders' Equity

Corporate debt & Notes Payable

805

$

748

$

699

$

Debt supporting finance contracts and unsold residual value

863

787

680

Trade accounts payable, Accrued Expenses, Def'd Revenues

754

698

617

Deferred taxes

187

151

129

Other long-term liabilities

203

219

228

Liabilities held for sale

-

-

26

Total Liabilities

2,812

2,603

2,379

Total Shareholders' Equity

1,726

1,765

1,735

  Less:  impact of announced estimated accounts receivable reduction*

TBD

TBD

(45)

Adjusted Shareholders' Equity

1,726

1,765

1,690

Total Liabilities and Shareholders' Equity

4,538

$

4,368

$

4,069

$

Ratios:

Total debt

1,668

$

1,535

$

1,378

$

Debt to capital

49%

47%

45%

Receivables
Debt
$1,200
$1,000
$800
$600
$400
$200
$0
$999
$680
$822
$526
$537
$302
$331
$197
$342
$201
3/31/05
9/30/05
9/30/06
9/30/07
9/30/08

Foreign/Other
5% Convertible, Other
7.25% Notes
6.75% & 7.3% Notes
$400
$300
$200
$100
$0
$5.5
$1.1
$246
$95
$0.1
$355
12 mos.
24 mos.
36 mos.
48 mos.
60 mos.
Beyond

Important notice: This information is preliminary. Please see slide 3.

Debt Structure

Corporate Debt Maturities

(as of 3/31/05) (in millions)

Actual           Projected -------------------------------------

Lease-Supported Receivables vs. Debt

(as of 3/31/05) (in millions)

As of 3/31/05:

$999 million total receivables

$702 million in U.S. portfolio receivables

$680 million total debt

$495 million in U.S. portfolio debt

$181 million in projected tax payments on retained portfolio

51% of corporate debt matures 2025/2027

Purchased $45 million in convertible notes in 2Q05

Remaining $245 million convertible converts at $15.03
or matures May 2007; callable in May 2005

IKON Document Efficiency At Work.

North American Leasing, net of new fees					Retained Portfolio Only		
1Q	2Q	3Q (p)	4Q (p)	FY05 (p)	FY05 (p)	FY06 (p)	FY07 (p)
(0.02)	(0.03)	(0.04)	(0.05)	(0.14)		(0.15)	(0.05)

(p) projected

Important notice: This information is preliminary. Please see slide 3.

Leasing Headwind

IKON Document Efficiency At Work.

Important notice: This information is preliminary. Please see slide 3.

2Q05 Summary

                                            ITEM

Targeted Revenue Growth

Sequential Equipment Growth

Strong Cash From Operations

100 bp Reduction in E/R

Exit BDS

Downsize LDS

Realigned Field Structure

Reduced Corporate Staff

Sale of Mexico

Real Estate Closures

Other Actions:

          GE Balance Sheet Settlement (US)

          Sale of TS Businesses

          Debt Purchase

Billing and Accounts Receivable

RESULT

Achieved 1%

Achieved 10%

Generated $95 million

On Target

Done; 2 Locations To Go

Done; 1 Location To Go

Done

Done

Done

On-Going

Done

Done

Done

Identified and Addressing Issue

Important notice: This information is preliminary. Please see slide 3.

* Excluding any non-recurring charges and the impact of the pending billing and trade A/R review.

** See slide 8 for an explanation of targeted revenues.

FISCAL 2005 CONTINUING OPERATIONS*

Earnings (per diluted share)

Revenue Assumptions:

Total Revenue

Targeted Revenue**

THIRD QUARTER CONTINUING OPERATIONS*

Earnings (per diluted share)

Fiscal 2005 Expectations

EXPECTATIONS

$.63 to $.68

Expected to be at low end of range

(3%) to (4%)

0% to 1%

$.16 to $.18

21